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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                         _____________

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


Date of earliest event
  reported:  August 20, 2001


                        American Airlines, Inc.
         (Exact name of registrant as specified in its charter)


        Delaware                  1-2691                  13-1502798
  (State of Incorporation) ( Commission File Number)    (IRS Employer
                                                      Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                (Zip Code)


                           (817) 963-1234
                  (Registrant's telephone number)







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Item 5.   Other Events

American Airlines, Inc. ("American", a wholly owned subsidiary of AMR Corporation) is filing herewith a press release issued by American on August 20, 2001 as Exhibit 99.1 which is included herein. This press release was issued to announce that American would accelerate the retirement of five additional Boeing 727 aircraft and will retire its remaining four McDonnell Douglas MD-11 aircraft by November 1, 2001.

Item 7.  Financial Statements and Exhibits

The following exhibits are included herein:

99.1 Press Release




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                           SIGNATURE



     Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to  be
signed  on  its  behalf  by  the  undersigned  hereunto   duly
authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  August 21, 2001



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                         EXHIBIT INDEX


Exhibit        Description

99.1      Press Release







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                                             Exhibit 99.1





                         Contact:  Corporate Communications
                                   Fort Worth, Texas
                                   817-967-1577


FOR RELEASE:  Monday, Aug. 20, 2001

        AMERICAN AIRLINES TO RETIRE ADDITIONAL AIRCRAFT

     FORT WORTH, Texas - American Airlines today announced that it would accelerate the retirement of five additional Boeing 727 aircraft. The aircraft will be grounded during the fourth quarter of 2001 and the first quarter of 2002, rather than in 2003, as originally planned. In addition, American will retire its remaining four MD-11 aircraft by Nov. 1, ahead of its previous plan to retire this fleet near year end.
     These actions are the most recent in a series of steps taken by American to match its fleet and capacity plans to the weaker economic climate. American announced in June that it would advance the retirement of 22 aircraft, including TWA's entire fleet of 19 DC-9s, two Boeing 727s and one Fokker 100. In July, American arranged not to take delivery of five used MD-80s that were scheduled to join the fleet this year as part of the TWA asset acquisition. And just earlier this month, American announced that it would ground five Boeing 727s, originally scheduled to leave the fleet in 2003, by the end of 2001.
     "This action is consistent with similar steps American has taken during recent months to better align capacity with lower demand," said Tom Horton, American's senior vice president and chief financial officer. "This is a very difficult time in the airline business, and we see no near-term improvement. We will continue to evaluate further cuts in capacity and capital spending as conditions warrant."
     Horton noted that, as a result of these various actions, American will hold capacity nearly flat in 2001, with a reduction of almost 1% in 2002.

                          -- more --
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American Airlines to Retire Additional Aircraft
Aug. 20, 2001
Page 2


      Summary of AMR's 2001 Capacity Reduction Actions

   Date                          Action

June 18, 2001  Announced plans to accelerate retirement of 22 aircraft -- 19 DC-9s, two Boeing 727s and one
               Fokker 100.

July 2001      Made arrangements to not take delivery of five
               used MD-80s previously scheduled to join fleet as part of TWA asset acquisition.

Aug. 2, 2001   Announced plans to accelerate retirement of
               five Boeing 727s.

Aug. 20, 2001  Announced plans to accelerate retirement of
               additional five Boeing 727s and four MD-11s.

                              ###

    Current AMR Corp. news releases can be accessed via the
                           Internet.
             The address is http://www.amrcorp.com